PREFERRED INCOME OPPORTUNITY FUND INCORPORATED


Dear Shareholder:

     This is being written as America is just beginning to recover from the tragedies at the World Trade Center and the Pentagon. The Federal Reserve Bank has clearly indicated its willingness to pump enough money into the economy to prevent potential cash crunches. In addition, the securities markets have resumed orderly operations. Once again, the country seems determined to demonstrate its extraordinary resiliency in the face of events that may change the course of history.

     The performance of the Preferred Income Opportunity Fund through August 31, 2001 has been a positive note in a generally difficult year for investors. Total returns on net asset value ("NAV") were 7.8% for the most recent quarter and 14.9% for the first nine months of fiscal 2001. We are very pleased with these results.

     Hybrid  preferreds  have  been  star  performers  so  far in  fiscal  2001.
Traditional preferreds (those which provide special tax benefits to corporate investors) lagged behind hybrids earlier, but turned in good results in recent months. That was the equivalent of the portfolio "hitting on all cylinders", which produced the very strong returns in the latest quarter.

     We have taken advantage of attractive opportunities to move from hybrids into traditional preferreds when these two primary sectors of the preferred market have been "out of sync". As a result, traditional preferreds accounted for approximately 65% of the Fund's portfolio on August 31, 2001, up approximately 10 percentage points since the beginning of fiscal 2001. We are always searching for the cheapest preferreds available.

     Falling short-term interest rates have helped by reducing the cost of the Money Market Cumulative(TM) preferred ("MMP") shares issued by the Fund to create leverage. The current cost of the Fund's leverage is 2.65%, which is adjusted to market levels every 49 days through an auction process. We have not yet had an auction following the events of September 11, but short-term rates have declined further since then.

     We can now write a happy ending to a matter previously discussed in these reports. Moody's has completed the restructuring of its rating system for preferred stocks as expected. The steps taken by the Fund in anticipation of this, including amending its corporate articles, successfully avoided the problems that were potentially posed for the Fund's MMP. "A stitch in time saves nine!"

     The market price of the Fund's shares has stayed fairly close to net asset value recently. This may reflect a general increase in investors' interest in income oriented investments caused by the decline in short-term interest rates and the problems with common stocks. In response, we are enclosing a brief description of the Fund's dividend reinvestment plan, which provides a very convenient and cost efficient way to acquire additional shares of the Fund.

                                                        Sincerely,

                                                        /S/ ROBERT T. FLAHERTY

                                                        Robert T. Flaherty
                                                        CHAIRMAN OF THE BOARD

September 20, 2001

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
SUMMARY OF INVESTMENTS
AUGUST 31, 2001 (UNAUDITED)
----------------------------------------------

                                                                     PERCENT
                                                       VALUE         OF TOTAL
                                                      (000'S)       NET ASSETS
                                                      -------       ----------
ADJUSTABLE RATE PREFERRED STOCKS
     Utilities ...................................     $  7,901            3.9%
     Banking .....................................       21,086           10.5
     Financial Services ..........................        1,044            0.5
                                                       --------          -----
         Total Adjustable Rate ...................       30,031           14.9
                                                       --------          -----
FIXED RATE PREFERRED STOCKS AND SECURITIES
     Utilities ...................................       69,014           34.5
     Banking .....................................       27,979           14.0
     Financial Services ..........................       32,737           16.4
     Insurance ...................................       18,113            9.0
     Oil and Gas .................................       12,123            6.1
     Miscellaneous Industries ....................        5,461            2.7
                                                       --------          -----
         Total Fixed Rate ........................      165,427           82.7
                                                       --------          -----

TOTAL PREFERRED STOCKS AND SECURITIES ............      195,458           97.6
SHORT TERM INVESTMENT FUND .......................        1,865            0.9

PURCHASED PUT OPTIONS ............................          656            0.4
                                                       --------          -----
TOTAL INVESTMENTS ................................      197,979           98.9

OTHER ASSETS AND LIABILITIES (NET) ...............        2,244            1.1
                                                       --------          -----
     TOTAL NET ASSETS ............................     $200,223          100.0%
                                                       ========          =====

FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
--------------------------------------------------------------

                                                                                                        DIVIDEND
                                                      DISTRIBUTION      NET ASSET        NYSE         REINVESTMENT
                                                          PAID            VALUE      CLOSING PRICE      PRICE (1)
                                                      ------------      ---------    -------------    ------------
December 31, 2000 ...............................       $0.0680          $10.67        $10.38            $10.34
January 31, 2001 ................................        0.0680           10.93         10.65             10.58
February 28, 2001 ...............................        0.0680           11.06         10.50             10.92
March 31, 2001 ..................................        0.0680           10.96         10.84             10.94
April 30, 2001 ..................................        0.0680           10.84         10.65             10.77
May 31, 2001 ....................................        0.0680           10.96         10.60             10.70
June 30, 2001 ...................................        0.0680           11.09         10.67             10.86
July 31, 2001 ...................................        0.0680           11.47         11.29             11.38
August 31, 2001 .................................        0.0680           11.60         10.90             11.20

--------------------
(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                   NINE MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
                                  ----------------------------------------------


OPERATIONS:
     Net investment income .........................................................................    $  9,292,913
     Net realized loss on investments sold .........................................................      (2,093,470)
     Net unrealized appreciation of investments during the period ..................................      12,307,972
                                                                                                        ------------
         Net increase in net assets from operations ................................................      19,507,415
DISTRIBUTIONS:
     Dividends paid from net investment income to MMP* Shareholders ................................      (2,433,207)
     Distributions paid from net realized capital gains to MMP* Shareholders .......................              --
     Dividends paid from net investment income to Common Stock Shareholders (2) ....................      (6,832,683)
     Distributions paid from net realized capital gains to Common Stock Shareholders ...............              --
                                                                                                        ------------
     Total Distributions ...........................................................................      (9,265,890)
                                                                                                        ------------
FUND SHARE TRANSACTIONS:
     Increase from Common Stock transactions .......................................................         315,241

NET INCREASE IN NET ASSETS: ........................................................................      10,556,766

NET ASSETS:
     Beginning of period ...........................................................................     189,666,278
                                                                                                        ------------
     End of period .................................................................................    $200,223,044
                                                                                                        ============

                                                         FINANCIAL HIGHLIGHTS(1)

                                   NINE MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                           -----------------------------------------------------


OPERATING PERFORMANCE:
     Net asset value, beginning of period .........................................................     $     10.68
                                                                                                        -----------
     Net investment income ........................................................................            0.83
     Net realized loss and unrealized appreciation on investments .................................            0.91
                                                                                                        -----------
     Net increase in net asset value resulting from investment operations .........................            1.74
DISTRIBUTIONS:
     Dividends paid from net investment  income to MMP*  Shareholders (2) .........................           (0.22)
     Distributions  paid from net realized capital gains to MMP* Shareholders .....................              --
     Dividends paid from net investment income to Common Stock  Shareholders (2) ..................           (0.61)
     Distributions  paid from net realized capital gains to Common Stock Shareholders .............              --
     Change in accumulated undeclared dividends on MMP* ...........................................            0.01
                                                                                                        -----------
     Total distributions ..........................................................................           (0.82)
                                                                                                        -----------
     Net asset value, end of period ...............................................................     $     11.60
                                                                                                        ===========
     Market value, end of period ..................................................................     $     10.90
                                                                                                        ===========
     Common shares outstanding, end of period .....................................................      11,179,743
                                                                                                        ===========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
     Net investment income ........................................................................            7.52%**
     Operating expenses ...........................................................................            1.60%**
--------------------------------------------------------

SUPPLEMENTAL DATA:++
     Portfolio turnover rate fiscal year to date ..................................................              31%
     Net assets, end of period (in 000's) .........................................................     $   200,223
     Ratio of operating expenses to total average net assets including MMP* .......................            1.02%**

(1) These tables summarize the nine months ended August 31, 2001 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 2000.
(2) Includes dividends earned, but not paid out, in prior fiscal year.
*   Money Market Cumulative Preferred TM Stock.
**  Annualized.
++  Information presented under heading Supplemental Data includes MMP*.

DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Robert T. Flaherty, CFA
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Robert T. Flaherty, CFA
     Chairman of the Board
     and President
   Donald F. Crumrine, CFA
     Vice President
     and Secretary
   Robert M. Ettinger, CFA
     Vice President
   Peter C. Stimes, CFA
     Vice President
     and Treasurer

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@fin-mail.com

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
   INCOME OPPORTUNITY FUND?
   o If your shares are held in a Brokerage
     Account, contact your broker.
   o If you have physical possession of your shares
     in certificate form, contact the Fund's Transfer
     Agent & Shareholder Servicing Agent --
               PFPC Inc.
               P.O. Box 1376
               Boston, MA  02104
               1-800-331-1710
THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME OPPORTUNITY FUND INCORPORATED FOR THEIR INFORMATION.
IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

               [LOGO OMITTED - PREFERRED INCOME OPPORTUNITY FUND]

                                    Quarterly
                                     Report


                                 August 31, 2001
                        web site: www.preferredincome.com